SCHEDULE OF RECONCILIATION OF EFFECTIVE TAX RATE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Pretax loss	$ 2,645	$ 4,516
U.S. federal income tax rate	21.00%	21.00%
Income tax benefit computed at the applicable tax rate	$ (555)	$ (948)
Non-deductible expenses	1	2
Effect of differences in corporate income tax rates	(6)	(6)
Change in valuation allowance	474	730
Total income tax